EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 5/1/09 through 5/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: June 30, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$502,491	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	11,260,692
RESTRICTED CASH	255,765
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,978,256	13,980
DUE FROM AFFILIATE	471,852,767
PREPAID EXPENSES	1,530,275
DEPOSITS AND OTHER ASSETS	5,174,892	24,067
INVESTMENTS IN SUBSIDIARIES	(200,222,809)		(62,865,452)	(58,701,797)	(31,884,129)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,689,985

TOTAL ASSETS	$298,521,020	$1,507,497	$(62,865,452)	$(58,701,797)	$(31,884,129)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$170,538,821	$-	$-	$-	$-
ACCRUED INTEREST	6,715,002
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,592,424
DUE TO AFFILIATE	369,755,397
ACCOUNTS PAYABLE AND OTHER LIABILITIES	22,437,511	118,453
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	571,084,155	118,453	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(272,563,134)	1,389,044	(62,865,452)	(58,701,797)	(31,884,129)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$298,521,020	$1,507,497	$(62,865,452)	$(58,701,797)	$(31,884,129)

	(208,892,726)	RE of consolidated subs
	8,669,917	Investment in Keane Stud
	(200,222,809)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,211,772)	14,770	(1,561)	(154,528)	(4,042,924)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,211,772)	$14,770	$(1,561)	$(154,528)	$(4,042,924)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,211,772)	14,770	(1,561)	(154,528)	(4,042,924)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,211,772)	$14,770	$(1,561)	$(154,528)	$(4,042,924)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$18,460,397	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,457,633	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,198,524)	-

NET RENTAL REAL ESTATE	-	-	-	29,268,233	-

CASH AND CASH EQUIVALENTS		-	-	568,871	-
RESTRICTED CASH		-	-	47,668	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	7,726	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,514	-	-	-
PREPAID EXPENSES		-	746	29,964	740
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	10,780	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	13,091

TOTAL ASSETS	$10,780	$1,553,514	$18,461,144	$29,946,937	$3,223,182

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	472,921	1,164,293	224,125
ACCRUED PROPERTY TAXES		1,869	165,534	132,985	-
ACCOUNTS PAYABLE TRADE		4,610	45,849	237,751	-
DUE TO AFFILIATE		-	37,772,061	3,746,399	9,437,599
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,166,163	247,481
TENANT SECURITY DEPOSITS		-	-	83,705	-

TOTAL LIABILITIES	-	76,480	49,091,617	47,989,792	13,509,204

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	10,780	1,477,034	(30,630,475)	(18,042,855)	(10,286,022)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$10,780	$1,553,514	$18,461,144	$29,946,937	$3,223,182

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$65,496	$3,898,501	$10,849,696	$7,770,202	$260,477

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	7,411	20,366	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	656,459	-	-	8,405,842
PREPAID EXPENSES	-	100,683	741	808	6,720
DEPOSITS AND OTHER ASSETS	-	402,467	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	22,451	6,000	-	-

TOTAL ASSETS	$72,907	$5,101,001	$10,856,473	$7,776,028	$8,674,081

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,860,262	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	171,110	241,505	962,461	-
ACCRUED PROPERTY TAXES	-	259,572	30,311	326,621	187,533
ACCOUNTS PAYABLE TRADE	99,624	17,683	5,496	4,875	1,851
DUE TO AFFILIATE	41,361,446	-	6,325,317	12,704,974	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	778,858	714,349	353,844	27,884	163,024
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	42,239,928	4,022,976	10,856,473	22,996,815	352,408

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(42,167,022)	1,078,025	-	(15,220,787)	8,321,672

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$72,907	$5,101,001	$10,856,473	$7,776,028	$8,674,081

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,995,255	$-	$-	$-

LAND	815,237	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	3,814,019	-	27,629,339	1,812,369	-
LESS: ACCUMULATED DEPRECIATION	(1,314,264)	-	(549,230)	(1,261)	-

NET RENTAL REAL ESTATE	3,314,991	-	29,615,709	5,275,509	-

CASH AND CASH EQUIVALENTS	32,517	152,508	425,063	31,428	-
RESTRICTED CASH	-	258,581	163,585	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	48,219	9,095	3,757	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	61,217	23,637	36,651	4,088	-
DEPOSITS AND OTHER ASSETS	15,589	21,767	29,154	243	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	254,641	8,992	-	-

TOTAL ASSETS	$3,472,534	$78,715,483	$30,282,910	$5,311,268	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$3,539,677	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED INTEREST	328,531	765,369	1,927,595	480,690	-
ACCRUED PROPERTY TAXES	106,688	-	227,430	20,185	-
ACCOUNTS PAYABLE TRADE	51,774	571,757	136,905	128,819	-
DUE TO AFFILIATE	2,589,201	8,150,559	7,900,675	4,952,736	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	426,294	3,476,296	1,524,820	507,334	-
TENANT SECURITY DEPOSITS	26,475	169,594	92,143	3,938	-

TOTAL LIABILITIES	7,068,638	79,927,255	34,709,328	11,682,866	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,596,104)	(1,211,772)	(4,426,417)	(6,371,598)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,472,534	$78,715,483	$30,282,910	$5,311,268	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
May 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$108,205,972	$7,755,544	$238,973,383

LAND	71,198,168		88,022,530
BUILDING IMPROVEMENTS	440,329,897		495,043,256
LESS: ACCUMULATED DEPRECIATION	(119,509,167)		(123,572,446)

NET RENTAL REAL ESTATE	392,018,898	-	459,493,340

CASH AND CASH EQUIVALENTS	(7,136)		12,465,101
RESTRICTED CASH	14,505,670		15,259,045
GOODWILL	-		2,692,343
ACCOUNTS RECEIVABLE BASE RENT	284,112	(4,174)	348,735
MISCELLANEOUS ACCOUNTS RECEIVABLE	89,347	94,726	2,176,309
DUE FROM AFFILIATE	118,390,992	(628,037,244)	-
PREPAID EXPENSES	1,159,292	(36,681)	2,918,879
DEPOSITS AND OTHER ASSETS	932,291	(91,918)	6,538,042
INVESTMENTS IN SUBSIDIARIES	-	367,729,339	8,669,917
DEFERRED TAX ASSET	-		1,275,812
DEFERRED FINANCING EXPENSES	4,888,253		8,883,412

TOTAL ASSETS	$640,467,691	$(252,590,408)	$759,694,320

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$599,414,539	$-	$937,299,798
ACCRUED INTEREST	9,438,121		22,891,721
ACCRUED PROPERTY TAXES	2,679,562	402,221	4,540,511
ACCOUNTS PAYABLE TRADE	793,790	8	3,693,218
DUE TO AFFILIATE	65,668,861	(570,365,226)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	13,180,409	(526,806)	47,610,766
TENANT SECURITY DEPOSITS	2,352,737	6,123	2,734,715

TOTAL LIABILITIES	693,528,018	(570,483,678)	1,018,770,729

MINORITY INTEREST	-	13,486,724	13,486,724

SHAREHOLDERS' DEFICIT	(52,645,355)	304,406,546	(272,563,133)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$640,467,691	$(252,590,408)	$759,694,320

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	119,465	416,003

Total revenue	119,465	416,003	-	-	-

Expenses:
Cost of sales	-	-
Property operations	-	-
Depreciation	-	-
Provision for losses	1,400,000	-
General and administrative	9,393,903	570,745

Total expenses	10,793,903	570,745	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(14,833,970)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	138,570	-
Interest expense	(3,330,523)	-
Gain (loss) on extinguishment of debt	-	-
Gain on debt forgiveness	-	-
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,250,000	-

Total other income and (expenses)	(14,775,924)	-	-	-	-

Income tax expense	(14,225)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(25,464,587)	$(154,742)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain on debt forgiveness
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	1,450,609	-

Total revenue	-	89,900	-	1,450,609	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	49,311	763,071	101,478
Depreciation		-	-	240,112	-
Provision for losses		-	-	-	-
General and administrative		741	-	-	691,611

Total expenses	-	111,700	49,311	1,003,183	793,089

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(274,216)	(702,962)	(207,290)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain on debt forgiveness		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(274,216)	(702,962)	(207,290)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(323,526)	$(255,535)	$(1,000,379)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC	Orlando Central Park Tarragon, L.L.C.
Revenue:
Sales	$18,560,400	$169,340	$-	$-	$231,377	$-
Rental and other	-	-	-	5,709	-	137,751

Total revenue	18,560,400	169,340	-	5,709	231,377	137,751

Expenses:
Cost of sales	18,149,150	3,947,410	-	-	416,563	-
Property operations	114,579	130,119	-	96,861	(134,586)	268,930
Depreciation	-	-	-	-	-	72,479
Provision for losses	-	-	-	-	-	-
General and administrative	74,703	92,396	-	19,600	2,537	-

Total expenses	18,338,432	4,169,925	-	116,461	284,514	341,409

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-	-
Interest income	-	-	-	-	-	-
Interest expense	43,634	(163,201)	-	(965,702)	-	(207,067)
Gain (loss) on extinguishment of debt	-	-	-	-	-	-
Gain on debt forgiveness	613,681	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-	45,713
Litigation, settlements, and other claims	-	-	-	-	-	-

Total other income and (expenses)	657,315	(163,201)	-	(965,702)	-	(161,355)

Income tax expense	-	-	-	-	-	-

Discontinued operations	-	-	-	-	-	-

Net income (loss)	$879,283	$(4,163,786)	$-	$(1,076,454)	$(53,137)	$(365,013)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009
(Continued)
Unaudited - For Internal Use Only

	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Non-Filing Entities Combined
Revenue:
Sales	$-	$-	$-	$2,389,970
Rental and other	230,446	1,202,124	74,309	31,065,962

Total revenue	230,446	1,202,124	74,309	33,455,932

Expenses:
Cost of sales	-	-	-	2,459,638
Property operations	405,459	485,423	42,666	16,828,920
Depreciation	-	311,286	1,007	5,552,701
Provision for losses	-	-	-	-
General and administrative	86,501	-	73,709	997,613

Total expenses	491,960	796,709	117,382	25,838,872

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	250,351
Interest income	-	-	-	117
Interest expense	(944,018)	(764,347)	(184,453)	(15,713,417)
Gain (loss) on extinguishment of debt	-	-	-	(123,888)
Gain on debt forgiveness	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	1,462,886
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(944,018)	(764,347)	(184,453)	(14,123,952)

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,205,532)	$(358,931)	$(227,526)	$(6,506,891)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Five Months Ended May 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$-	$-	$21,440,987
Rental and other	(384,047)	(25,861)	34,292,471

Total revenue	(384,047)	(25,861)	55,733,458

Expenses:
Cost of sales	-	-	25,056,928
Property operations	-	(124,698)	19,054,325
Depreciation	-	-	6,177,585
Provision for losses	-	-	1,400,000
General and administrative	476,554	-	12,480,612

Total expenses	476,554	(124,698)	64,169,450

Other income and (expenses):
Equity in loss of subsidiaries	14,833,970	-	-
Minority interest income of partnerships and joint ventures	-	-	250,351
Interest income	-	-	138,687
Interest expense		12,353	(23,401,210)
Gain (loss) on extinguishment of debt	-	123,888	-
Gain on debt forgiveness	-	-	613,681
Gain (loss) on sale of real estate	-	(1,462,886)	45,713
Litigation, settlements, and other claims	-	-	3,250,000

Total other income and (expenses)	14,833,970	(1,326,645)	(19,102,779)

Income tax expense	-	-	(14,225)

Discontinued operations	-	1,227,808	(1,227,808)

Net income (loss)	$13,973,369	$1	$(26,325,188)

TARRAGON CORPORATION
CASH FLOW FOR MAY 2009

	Cash Balance 4/30/09	Receipts	Disbursements	Payroll Disbursements	Intercompany Transfers	Cash Balance 5/31/09

Tarragon Corporation	12,124,176	1,990,487	(2,605,163)	(1,306,017)	1,057,209	11,260,692

Filing entities:
Rentals:
Aldridge Apartments	280,151	258,271	(113,359)	-	-	425,063
Stonecrest Apartments	25,150	14,170	(7,892)	-	-	31,428
Orlando Central Park	38,878	28,217	(34,578)	-		32,517
Bermuda Island	380,828	326,110	(138,067)	-	-	568,871
800 Madison	523,645	240,835	(611,972)	-	-	152,508

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	300	-	(300)	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	460,448	1,315,507	(725,882)	-	(1,057,209)	(7,136)
Total Company	13,834,734	4,173,597	(4,237,213)	(1,306,017)	-	12,465,101

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Five Months Ending May 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	4/30/2009			5/31/2009	4/30/2009			5/31/2009	4/30/2009	5/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,739,127	$40,302	$40,148	$16,739,281	$(16,739,127)	$40,894	$76,853	$(16,775,086)	$0	$(35,805)
One Hudson Park	(8,444,548)	32,585	0	(8,411,963)	8,444,532	6,720	45,410	8,405,842	(16)	(6,121)
Orlando Central Park	2,547,127	0	3,065	2,544,062	(2,592,266)	3,065	0	(2,589,201)	(45,139)	(45,139)
Block 88-TRI	14,521,302	1,552	9,633	14,513,221	(14,521,302)	640,062	631,980	(14,513,220)	0	1
Twelve Oaks at Fenwick Plantation	(2,661,875)	0	300	(2,662,175)	2,573,795	300	0	2,574,095	(88,080)	(88,080)
Trio East	9,436,792	807	0	9,437,599	(9,436,792)	807	1,614	(9,437,599)	0	0
Trio West	41,814,410	24,547	506,080	41,332,877	(41,779,600)	540,003	121,849	(41,361,446)	34,810	(28,569)
Aldridge Apartments	7,962,393	0	63,854	7,898,539	(7,913,069)	12,394	0	(7,900,675)	49,324	(2,136)
Stonecrest Apartments	4,953,084	0	378	4,952,706	(4,953,114)	378	0	(4,952,736)	(30)	(30)
Central Square	12,688,149	66,330	49,505	12,704,974	(12,688,149)	50,930	67,756	(12,704,975)	0	(1)
Orion Towers	44,234,289	814	577	44,234,526	(44,234,289)	1,392	1,628	(44,234,525)	0	1
Bermuda Island	3,764,105	0	11,301	3,752,804	(3,757,700)	11,301	0	(3,746,399)	6,405	6,405
900 Monroe	8,003,022	808	0	8,003,830	(8,003,022)	808	1,617	(8,003,831)	0	(1)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Five Months Ending May 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	4/30/2009			5/31/2009	4/30/2009			5/31/2009	4/30/2009	5/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Sold Property Expenses	(808,731)	1,291	3,682	(811,122)	808,731	3,682	1,291	811,122	0	0
301 Route 17 (aka Meadows)	3,307	0	0	3,307	0	0	0	0	3,307	3,307
Ansonia	46,861,864	5,570,139	4,337,077	48,094,926	(46,864,865)	4,274,177	5,504,238	(48,094,926)	(3,001)	0
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,077,182	341	4,078	1,073,445	(1,077,182)	4,078	341	(1,073,445)	0	0
Sold Property Expenses Cont Ops	18,560	0	0	18,560	(18,560)	0	0	(18,560)	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,108,714	804	61,413	5,048,105	(5,108,714)	62,217	1,608	(5,048,105)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	0	290	290	0	0	0	0	0	0	0
Uptown Village - For Sale	9,596,092	5,180	0	9,601,272	(9,596,092)	5,180	10,455	(9,601,367)	0	(95)
Mirabella	17,788,523	33,921	625,740	17,196,704	(17,770,239)	632,005	42,438	(17,180,672)	18,284	16,032
Alta Mar	(5,243,868)	98,909	0	(5,144,959)	5,243,868	16,106	116,187	5,143,787	0	(1,172)
Cobblestone at Eagle Harbor	1,491,130	18,592	27,589	1,482,133	(1,460,961)	48,377	0	(1,412,584)	30,169	69,549
Vintage at the Grove	12,957,131	230,549	357,976	12,829,704	(13,028,552)	394,075	229,274	(12,863,751)	(71,421)	(34,047)
Tradition at Palm Aire	23,129,567	0	4,643	23,124,924	(23,129,534)	15,246	10,603	(23,124,891)	33	33
Merritt Stratford	2,210,617	3,899	0	2,214,516	(2,210,617)	3,899	7,797	(2,214,515)	0	1
The Exchange	29,579,528	0	50,133	29,529,395	(29,547,659)	18,862	0	(29,528,797)	31,869	598
Villas at 7 Dwarfs	(5,972,027)	1,728	105,096	(6,075,395)	5,972,202	326,494	227,872	6,070,824	175	(4,571)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,205,481)	0	0	(3,205,481)	3,205,481	0	0	3,205,481	0	0
Vintage at Abacoa	(23,677,335)	0	0	(23,677,335)	23,438,359	0	0	23,438,359	(238,976)	(238,976)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Five Months Ending May 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	4/30/2009			5/31/2009	4/30/2009			5/31/2009	4/30/2009	5/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	(7,555,416)	0	0	(7,555,416)	7,555,416	0	0	7,555,416	0	0
1118 Adams	4,607,395	50,885	4,305	4,653,975	(4,562,257)	4,305	50,885	(4,608,837)	45,138	45,138
1118 Adams Parking, Inc.	90,421	7,583	6,729	91,275	(91,769)	5,949	7,583	(93,403)	(1,348)	(2,128)
1118 Adams Parking - Eliminations	(215,513)	0	7,583	(223,096)	215,513	7,583	0	223,096	0	0
20 North Water Street	9,702,085	804	0	9,702,889	(9,702,085)	804	1,608	(9,702,889)	0	0
Southampton Pointe	(2,191,826)	0	0	(2,191,826)	2,165,594	0	0	2,165,594	(26,232)	(26,232)
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	62,131	147,014	150,611	58,534	(53,086)	163,882	161,750	(50,954)	9,045	7,580
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,023,664)	0	0	(12,023,664)	12,017,074	0	0	12,017,074	(6,590)	(6,590)
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,201	807	214	5,763,794	(5,758,107)	1,021	6,709	(5,763,795)	5,094	(1)
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	(18,082)	0	0	(18,082)	0	0	0	0	(18,082)	(18,082)
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,961,521)	0	0	(1,961,521)	1,974,842	0	0	1,974,842	13,321	13,321
Mohegan Hill	53,600,946	18,333	5,555	53,613,724	(53,600,946)	16,398	29,177	(53,613,725)	0	(1)
Mustang Creek	(370,055)	110,090	107,949	(367,914)	338,554	173,740	167,081	345,213	(31,501)	(22,701)
The Hamptons	(4,177,549)	4,390	230	(4,173,389)	4,177,549	1,754	5,914	4,173,389	0	0
Woodcreek - FL	(11,927,250)	197,358	157,301	(11,887,193)	11,936,437	174,694	225,147	11,885,984	9,187	(1,209)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Five Months Ending May 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	4/30/2009			5/31/2009	4/30/2009			5/31/2009	4/30/2009	5/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	(10,033,419)	0	0	(10,033,419)	10,070,382	0	0	10,070,382	36,963	36,963
11 Mt Pleasant	18,414,516	948	40,039	18,375,425	(18,414,516)	40,937	1,796	(18,375,375)	0	50
French Villa	(2,845,584)	4	4	(2,845,584)	2,852,018	8	8	2,852,018	6,434	6,434
Southern Elms	(1,232,171)	65,856	43,975	(1,210,290)	1,230,351	61,960	82,191	1,210,120	(1,820)	(170)
Park Dale Gardens	(1,699,459)	0	0	(1,699,459)	1,674,574	0	0	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,896,287)	0	0	(6,896,287)	6,897,468	0	0	6,897,468	1,181	1,181
Summit on the Lake	(2,474,279)	99,518	114,225	(2,488,986)	2,493,157	124,358	115,221	2,502,294	18,878	13,308
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,100,782)	23,170	458	(8,077,530)	8,067,582	21,266	45,407	8,043,441	(33,200)	(34,089)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,110,366	12,916	0	3,123,282	(3,110,366)	808	13,723	(3,123,281)	0	1
Block 106	9,106,259	815	0	9,107,074	(9,108,349)	1,604	3,207	(9,109,952)	(2,090)	(2,878)
Block 114	1,706,231	18,359	0	1,724,590	(1,713,782)	18,359	29,166	(1,724,589)	(7,551)	1
Block 104	(366,536)	16,541	12,108	(362,103)	366,536	29,367	34,558	361,345	0	(758)
Block 144	4,318,690	1,411	0	4,320,101	(4,318,700)	1,411	2,823	(4,320,112	(10)	(11)
Block 112(MWH)	11,851,264	1,599	0	11,852,863	(11,851,327)	1,599	3,353	(11,853,081)	(63)	(218)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,150,641)	76,068	109,796	(4,184,369)	4,155,288	113,918	80,598	4,188,608	4,647	4,239
Dogwood Hills	(1,917,499)	58,739	73,996	(1,932,756)	1,908,429	76,437	61,763	1,923,103	(9,070)	(9,653)
Groton Towers	(4,451,421)	114,063	143,719	(4,481,077)	4,450,881	146,823	118,037	4,479,667	(540)	(1,410)
Gull Harbor	(1,573,304)	50,590	46,155	(1,568,869)	1,579,958	48,435	54,905	1,573,488	6,654	4,619
Hamden Center	(2,564,156)	78,189	92,077	(2,578,044)	2,566,391	93,905	78,498	2,581,798	2,235	3,754
Lakeview	(2,632,175)	71,768	92,379	(2,652,786)	2,623,103	97,489	77,189	2,643,403	(9,072)	(9,383)
Nutmeg Woods	(11,213,285)	385,076	445,442	(11,273,651)	11,236,750	456,931	397,987	11,295,694	23,465	22,043
Ocean Beach	(12,582,881)	356,543	439,723	(12,666,061)	12,605,051	456,261	375,366	12,685,946	22,170	19,885
Parkview	(5,615,069)	159,090	205,162	(5,661,141)	5,653,549	211,986	166,760	5,698,775	38,480	37,634

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Five Months Ending May 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	4/30/2009			5/31/2009	4/30/2009			5/31/2009	4/30/2009	5/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	(3,654,414)	167,936	228,894	(3,715,372)	3,665,587	234,092	174,571	3,725,108	11,173	9,736
Woodcliff	(19,311,662)	480,768	615,424	(19,446,318)	19,299,982	666,450	531,794	19,434,638	(11,680)	(11,680)
200 Fountain	2,469,317	161,956	227,855	2,403,418	(2,453,785)	235,056	169,767	(2,388,496)	15,532	14,922
278 Main	505,463	69,912	124,180	451,195	(501,976)	127,640	72,740	(447,076)	3,487	4,119
Club at Danforth	(10,703,534)	311,251	314,768	(10,707,051)	10,782,009	324,404	323,630	10,782,783	78,475	75,732
Forest Park	(3,885,479)	166,228	206,886	(3,926,137)	3,873,326	216,240	175,582	3,913,984	(12,153)	(12,153)
Heather Hill	(25,037,198)	464,846	530,463	(25,102,815)	25,114,601	549,192	482,013	25,181,780	77,403	78,965
Liberty Building	(5,856,923)	155,726	198,830	(5,900,027)	5,727,932	205,208	161,215	5,771,925	(128,991)	(128,102)
Links at Georgetown	(8,541,533)	432,902	459,272	(8,567,903)	8,730,486	409,729	384,888	8,755,327	188,953	187,424
Lofts at the Mills	4,186,946	440,081	544,625	4,082,402	(4,188,315)	600,551	497,269	(4,085,033)	(1,369)	(2,631)
River City	(6,316,649)	284,507	275,632	(6,307,774)	6,347,934	288,907	301,762	6,335,079	31,285	27,305
Villa Tuscany	(16,082,660)	0	0	(16,082,660)	15,972,034	0	0	15,972,034	(110,626)	(110,626)
Vintage at Legacy	(3,467,651	231,639	368,565	(3,604,577)	3,482,848	494,212	357,286	3,619,774	15,197	15,197
Vintage at Madison	(3,229,296)	163,679	186,291	(3,251,908)	3,237,130	192,578	171,627	3,258,081	7,834	6,173
Vintage at the Parke	(3,784,654)	343,106	317,346	(3,758,894)	3,659,377	250,021	277,230	3,632,168	(125,277)	(126,726)
Vintage at Plantation	(8,398,080)	270,200	270,861	(8,398,741)	8,473,957	278,810	281,367	8,471,400	75,877	72,659
Mariner Plaza	(4,263,953)	0	0	(4,263,953)	4,260,662	0	0	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,329,953)	0	0	(4,329,953)	4,361,852	0	0	4,361,852	31,899	31,899
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	57,417	57,417	(4,303,241)	4,303,241	57,417	57,417	4,303,241	0	0
Shortfall Note Floresta Ald Stonecrest	(13,831,500)	0	0	(13,831,500)	13,831,500	0	0	13,831,500	0	0
	103,122,364	12,464,609	13,489,602	102,097,371	(103,180,085)	14,797,951	13,919,379	(102,301,513)	(57,721)	(204,142)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
May 31, 2009
GL Acct # 13383

	Bank Balance 05/31/09		3,036,115.39
	Add: Reconciling Items		0.00
	Less: O/S Checks/Wires/Achs		(225,390.49)
	Less: Check charges		0.00
	Add: Void checks		0.00
	Less: Misc Diff		0.00
	Book Balance 05/31/09		2,810,724.90

DATE	Outstanding Checks:	CK #	Amount
05/31/09	*MARSH USA, INC. Rented Office TX	MARSH193104	1,688.72
05/31/09	*MARSH USA, INC. CT OFFICE	MARSH193101	1,190.24
05/31/09	*MARSH USA, INC. Las Olas River House	MARSH193082	745.53
05/31/09	*MARSH USA, INC. Rented Office FT LAUDERDALE	MARSH193102	1,317.54
05/31/09	*MARSH USA, INC. Rented Office NY	MARSH193103	1,895.70
05/31/09	*MARSH USA, INC. Sales Center	MARSH193105	1,191.91
05/31/09	*MARSH USA, INC. Block 112	MARSH193128	810.04
05/31/09	*MARSH USA, INC. Villas at 7 Dwarfs	MARSH193087	825.39
05/31/09	*MARSH USA, INC. Central Square	MARSH193126	881.53
05/31/09	*MARSH USA, INC. Block 144	MARSH193113	810.94
05/31/09	*MARSH USA, INC. Orion Towers	MARSH193132	814.05
05/31/09	*MARSH USA, INC. Hamptons	MARSH193096	1,524.13
05/31/09	*MARSH USA, INC. Block 102	MARSH193110	807.74
05/31/09	*MARSH USA, INC. Pal Park East	MARSH193127	806.94
05/31/09	*MARSH USA, INC. Mariners Point	MARSH193129	806.94
05/31/09	*MARSH USA, INC. North Water street	MARSH193108	804.17
05/31/09	*MARSH USA, INC. 900 Monroe	MARSH193109	808.39
05/31/09	*MARSH USA, INC. 390 Capitol Avenue	MARSH193107	804.17
05/31/09	*MARSH USA, INC. East Hanover	MARSH193115	897.92
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193122	788.25
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193123	737.94
05/31/09	*MARSH USA, INC. Derry Hill Road	MARSH193120	797.37
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193121	573.76
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193124	667.41
05/31/09	*MARSH USA, INC. Uptown Village A	MARSH193130	831.70
05/31/09	*MARSH USA, INC. Uptown Village B	MARSH193131	826.90
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193125	584.59
05/31/09	*MARSH USA, INC. Uptown GLCC	MARSH193106	3,521.50
05/31/09	*MARSH USA, INC. Block 106	MARSH193111	815.44
05/31/09	*MARSH USA, INC. Block 114	MARSH193112	807.34
05/31/09	*MARSH USA, INC. Merritt Stratford	MARSH193114	863.27
05/31/09	*MARSH USA, INC. Merritt 8 parking lot	MARSH193098	3,035.34
05/31/09	*MARSH USA, INC. Mohegan Houses	MARSH193081	3,501.06
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193118	640.94
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193119	557.07
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193116	1,100.58
05/31/09	*MARSH USA, INC. Mohegan Hill Dev	MARSH193117	646.80
05/31/09	*HOLLAND & KNIGHT LLP	HK-052809	8,086.10
05/31/09	*HOLLAND & KNIGHT LLP	HK-052809	8,086.10
05/31/09	*JH COHN LLP	JHC052809	159,702.22
05/31/09	*JONES DAY	JONES052809	8,786.82

		Total	(225,390.49)

TARRAGON CORPORATION
For the Month Ended May 31, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

X-XXX-XXX83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 05/31/09				4,101,215.23
	JRNL00075628	ASSURANT051809		*ASSURANT EMPLOYEE BENEFITS	05/21/09		1,283.36
	JRNL00075610	05/20/09	EC	*REC SIGNATURE MASTER TRF 05/20	05/25/09		300,901.12
	JRNL00075790		EC	*Rec transfer from Signature master	05/25/09	3,000,000.00
	JRNL00075899		EC	*TMI AP DISB - TTL TMI - Signature	05/25/09		333,856.62
	JRNL00075533	05/01/09	EC	*REC SIGNATURE MASTER DEP 5/01	05/25/09	116,092.42
	JRNL00075533	05/01/09	EC	*REC SIGNATURE MASTER TRF 05/01	05/25/09		3,006,154.23
	JRNL00075610	05/20/09	EC	*REC SIGNATURE MASTER DEP 5/20	05/25/09	73,040.09
	JRNL00075726	05/22/09	EC	REC SIGNATURE MASTER TRF 05/22	05/25/09		126,401.80
	JRNL00075726	05/22/09	EC	REC SIGNATURE MASTER DEP 5/22	05/25/09	5,517.21
	JRNL00075727	05/27/09	EC	REC SIGNATURE MASTER DEP 5/27	05/25/09	148,496.79
	JRNL00075728	05/28/09	EC	REC SIGNATURE MASTER DEP 5/28	05/25/09	11,315.68
	JRNL00075727	05/27/09	EC	REC SIGNATURE MASTER TRF 05/27	05/25/09		682,513.88
	JRNL00075725	05/21/09	EC	REC SIGNATURE MASTER TRF 05/21	05/25/09		1,135.03
	JRNL00075682	05/26/09	EC	REC SIGNATURE MASTER TRF 05/26	05/25/09		15,432.54
	JRNL00075682	05/26/09	EC	REC SIGNATURE MASTER DEP 5/26	05/25/09	31,709.84
	JRNL00075723	05/13/09	EC	REC SIGNATURE MASTER DEP 5/13	05/25/09	162,541.41
	JRNL00075725	05/21/09	EC	REC SIGNATURE MASTER DEP 5/21	05/25/09	159,590.93
	JRNL00075723	05/13/09	EC	REC SIGNATURE MASTER TRF 05/13	05/25/09		644,316.58
	JRNL00075752	05/29/09	EC	BDO Seidman March Invoices	05/25/09	71,407.57
	JRNL00075752	05/29/09	EC	Holland & Knight Jan and Feb Invoices	05/25/09	21,821.30
	JRNL00075752	05/29/09	EC	Gray Robinson March Invoices	05/25/09	177,081.59
	JRNL00075960	May 09	PJ	REC SIGNATURE T/F MASTER HB DISB	05/25/09		87,463.51
	JRNL00075752	05/29/09	EC	COLE, SHOTZ April Invoices	05/25/09	187,734.42
	JRNL00075752	05/29/09	EC	Jones Day march invoices	05/25/09	17,493.95
	JRNL00075733	05/27/09	EC	Transfer to Sig Master	05/25/09	585,000.00
	JRNL00075728	05/28/09	EC	REC SIGNATURE MASTER TRF 05/28	05/25/09		12,907.60
	JRNL00075742		EC	REC PAC WEST DISBURSEMENTS FUNDED - Sign	05/25/09		350,525.87
	JRNL00075752	05/29/09	EC	REC SIGNATURE MASTER TRF 05/29	05/25/09		491,330.57
	JRNL00075752	05/29/09	EC	REC SIGNATURE MASTER DEP 5/29	05/25/09	35,270.97
	JRNL00075608	05/19/09	EC	REC SIGNATURE MASTER TRF 05/19	05/25/09		188,117.51
	JRNL00075566	05/07/09	EC	REC SIGNATURE MASTER TRF 05/07	05/25/09		103,324.96
	JRNL00075566	05/07/09	EC	REC SIGNATURE MASTER DEP 5/07	05/25/09	59,945.83
	JRNL00075570	05/08/09	EC	REC SIGNATURE MASTER DEP 5/08	05/25/09	296,116.72
	JRNL00075574	05/11/09	EC	REC SIGNATURE MASTER DEP 5/11	05/25/09	56,999.52

TARRAGON CORPORATION
For the Month Ended May 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00075570	05/08/09	EC	REC SIGNATURE MASTER TRF 05/08	05/25/09		199,836.75
	JRNL00075565	05/06/09	EC	REC SIGNATURE MASTER TRF 05/06	05/25/09		231,248.44
	JRNL00075559	05/04/09	EC	REC SIGNATURE MASTER TRF 05/04	05/25/09		81,220.72
	JRNL00075559	05/04/09	EC	REC SIGNATURE MASTER DEP 5/04	05/25/09	387,129.50
	JRNL00075560	05/05/09	EC	REC SIGNATURE MASTER DEP 5/05	05/25/09	162,414.65
	JRNL00075565	05/06/09	EC	REC SIGNATURE MASTER DEP 5/06	05/25/09	588,459.00
	JRNL00075560	05/05/09	EC	REC SIGNATURE MASTER TRF 05/05	05/25/09		194,034.51
	JRNL00075592	05/18/09	EC	Assurant STD	05/25/09	1,283.36
	JRNL00075592	05/18/09	EC	REC SIGNATURE MASTER TRF 05/18	05/25/09		29,218.26
	JRNL00075594	05/14/09	EC	REC SIGNATURE MASTER DEP 5/14	05/25/09	37,218.16
	JRNL00075608	05/19/09	EC	REC SIGNATURE MASTER DEP 5/19	05/25/09	13,380.04
	JRNL00075594	05/14/09	EC	REC SIGNATURE MASTER TRF 05/14	05/25/09		22,831.64
	JRNL00075592	05/18/09	EC	REC SIGNATURE MASTER DEP 5/18	05/25/09	120,578.95
	JRNL00075576	05/15/09	EC	REC SIGNATURE MASTER DEP 5/15	05/25/09	71,242.42
	JRNL00075574	05/11/09	EC	REC SIGNATURE MASTER TRF 05/11	05/25/09		81,595.73
	JRNL00075576	05/15/09	EC	REC SIGNATURE MASTER TRF 05/15	05/25/09		86,555.67
	JRNL00075586	05/12/09	EC	REC SIGNATURE MASTER TRF 05/12	05/25/09		183,745.59
	JRNL00075586	05/12/09	EC	REC SIGNATURE MASTER DEP 5/12	05/25/09	267,509.16
	JRNL00075744	MARSH193107		*MARSH USA, INC.	05/31/09		804.17
	JRNL00075744	MARSH193109		*MARSH USA, INC.	05/31/09		808.39
	JRNL00075744	MARSH193129		*MARSH USA, INC.	05/31/09		806.94
	JRNL00075744	MARSH193082		*MARSH USA, INC.	05/31/09		745.53
	JRNL00075744	MARSH193108		*MARSH USA, INC.	05/31/09		804.17
	JRNL00075744	MARSH193110		*MARSH USA, INC.	05/31/09		807.74
	JRNL00075744	MARSH193096		*MARSH USA, INC.	05/31/09		1,524.13
	JRNL00075744	MARSH193113		*MARSH USA, INC.	05/31/09		810.94
	JRNL00075744	MARSH193127		*MARSH USA, INC.	05/31/09		806.94
	JRNL00075744	MARSH193132		*MARSH USA, INC.	05/31/09		814.05
	JRNL00075744	MARSH193102		*MARSH USA, INC.	05/31/09		1,317.54
	JRNL00075846	GR10-052809		*GRAY ROBINSON PA	05/31/09		4,575.00
	JRNL00075846	JONES052909		*JONES DAY	05/31/09		17,493.95
	JRNL00075846	GR9-052809		*GRAY ROBINSON PA	05/31/09		90.00
	JRNL00075846	GR7-052809		*GRAY ROBINSON PA	05/31/09		127,287.50
	JRNL00075846	GR8-052809		*GRAY ROBINSON PA	05/31/09		7,541.00

TARRAGON CORPORATION
For the Month Ended May 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00075744	MARSH193101		*MARSH USA, INC.	05/31/09		1,190.24
	JRNL00075744	MARSH193104		*MARSH USA, INC.	05/31/09		1,688.72
	JRNL00075744	MARSH193103		*MARSH USA, INC.	05/31/09		1,895.70
	JRNL00075846	BDO052909		*BDO SEIDMAN LLP	05/31/09		71,407.57
	JRNL00075744	MARSH193087		*MARSH USA, INC.	05/31/09		825.39
	JRNL00075744	MARSH193131		*MARSH USA, INC.	05/31/09		826.90
	JRNL00075744	MARSH193111		*MARSH USA, INC.	05/31/09		815.44
	JRNL00075744	MARSH193098		*MARSH USA, INC.	05/31/09		3,035.34
	JRNL00075744	MARSH193112		*MARSH USA, INC.	05/31/09		807.34
	JRNL00075744	MARSH193116		*MARSH USA, INC.	05/31/09		1,100.58
	JRNL00075744	MARSH193081		*MARSH USA, INC.	05/31/09		3,501.06
	JRNL00075744	MARSH193105		*MARSH USA, INC.	05/31/09		1,191.91
	JRNL00075744	MARSH193126		*MARSH USA, INC.	05/31/09		881.53
	JRNL00075744	MARSH193128		*MARSH USA, INC.	05/31/09		810.04
	JRNL00075744	MARSH193114		*MARSH USA, INC.	05/31/09		863.27
	JRNL00075744	MARSH193115		*MARSH USA, INC.	05/31/09		897.92
	JRNL00075744	MARSH193117		*MARSH USA, INC.	05/31/09		646.80
	JRNL00075744	MARSH193124		*MARSH USA, INC.	05/31/09		667.41
	JRNL00075744	MARSH193123		*MARSH USA, INC.	05/31/09		737.94
	JRNL00075744	MARSH193125		*MARSH USA, INC.	05/31/09		584.59
	JRNL00075744	MARSH193130		*MARSH USA, INC.	05/31/09		831.70
	JRNL00075744	MARSH193106		*MARSH USA, INC.	05/31/09		3,521.50
	JRNL00075744	MARSH193119		*MARSH USA, INC.	05/31/09		557.07
	JRNL00075744	MARSH193118		*MARSH USA, INC.	05/31/09		640.94
	JRNL00075744	MARSH193120		*MARSH USA, INC.	05/31/09		797.37
	JRNL00075744	MARSH193122		*MARSH USA, INC.	05/31/09		788.25
	JRNL00075744	MARSH193121		*MARSH USA, INC.	05/31/09		573.76
	JRNL00075846	GR6-052809		*GRAY ROBINSON PA	05/31/09		1,327.50
	JRNL00076004	10005218		*GRAY ROBINSON PA	05/31/09		44.00
	JRNL00076004	10005219		*GRAY ROBINSON PA	05/31/09		1,331.04
	JRNL00076004	10005223		*GRAY ROBINSON PA	05/31/09		4,752.60
	JRNL00076004	10005221		*GRAY ROBINSON PA	05/31/09		963.34
	JRNL00076004	10005220		*GRAY ROBINSON PA	05/31/09		40.00
	JRNL00076005	GR2-052809		*GRAY ROBINSON PA	05/31/09	1,872.50

TARRAGON CORPORATION
For the Month Ended May 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076005	GR3-052809		*GRAY ROBINSON PA	05/31/09	515.00
	JRNL00076005	GRAY052809		*GRAY ROBINSON PA	05/31/09	867.50
	JRNL00076004	10005214		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076005	PB052809		*PATTERSON BELKNAP WEBB & TYLER LLP	05/31/09	122,914.68
	JRNL00076004	10005222		*GRAY ROBINSON PA	05/31/09		1,862.70
	JRNL00076004	10005212		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076004	10005210		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076004	10003505A		*GRAY ROBINSON PA	05/31/09		88,573.28
	JRNL00076004	10005209		*GRAY ROBINSON PA	05/31/09		76,560.75
	JRNL00076004	10003505		*GRAY ROBINSON PA	05/31/09		180.92
	JRNL00076004	10005216		*GRAY ROBINSON PA	05/31/09		313.41
	JRNL00076004	10005217		*GRAY ROBINSON PA	05/31/09		2,299.62
	JRNL00076004	10005211		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076004	10005213		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076004	10005215		*GRAY ROBINSON PA	05/31/09		24.00
	JRNL00076005	GR4-052809		*GRAY ROBINSON PA	05/31/09	1,672.50
	JRNL00075846	COLE052809		*COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	05/31/09		187,734.42
	JRNL00075846	JHC052809		*JH COHN LLP	05/31/09		159,702.22
	JRNL00075846	HK/052809		*HOLLAND & KNIGHT LLP	05/31/09		21,821.30
	JRNL00075846	PB052809		*PATTERSON BELKNAP WEBB & TYLER LLP	05/31/09		122,914.68
	JRNL00075846	JONES052809		*JONES DAY	05/31/09		8,786.82
	JRNL00075846	GR4-052809		*GRAY ROBINSON PA	05/31/09		1,672.50
	JRNL00075846	GR5-052809		*GRAY ROBINSON PA	05/31/09		5,090.00
	JRNL00075846	GR3-052809		*GRAY ROBINSON PA	05/31/09		515.00
	JRNL00075846	GRAY052809		*GRAY ROBINSON PA	05/31/09		867.50
	JRNL00075846	GR2-052809		*GRAY ROBINSON PA	05/31/09		1,872.50
	JRNL00075846	HK-052809		*HOLLAND & KNIGHT LLP	05/31/09		8,086.10
	JRNL00076005	GR8-052809		*GRAY ROBINSON PA	05/31/09	7,541.00
	JRNL00076005	GR9-052809		*GRAY ROBINSON PA	05/31/09	90.00
	JRNL00076005	GR7-052809		*GRAY ROBINSON PA	05/31/09	127,287.50
	JRNL00076005	GR5-052809		*GRAY ROBINSON PA	05/31/09	5,090.00
	JRNL00076005	GR6-052809		*GRAY ROBINSON PA	05/31/09	1,327.50
	JRNL00075846	ASSURANT052809		*ASSURANT EMPLOYEE BENEFITS	05/31/09		1,283.36

TARRAGON CORPORATION
For the Month Ended May 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00075846	HK052809		*HOLLAND & KNIGHT LLP	05/31/09		8,086.10
	JRNL00076074	ASSURANT051809		*ASSURANT EMPLOYEE BENEFITS	05/31/09	1,283.36
	JRNL00076005	GR10-052809		*GRAY ROBINSON PA	05/31/09	4,575.00
	JRNL00076071	10005213A		*GRAY ROBINSON PA	05/31/09		15.93

X-XXX-XXX83-99				Total TRI Inv Div Fund Level TRI Fund Level		7,141,428.02	8,431,918.35	2,810,724.90

X-XXX-XXX83-99				Total		7,141,428.02	8,431,918.35	2,810,724.90